EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ L. Richard Marzke
L. Richard Marzke

L. Richard Marzke
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ J. Daniel Bernson
J. Daniel Bernson

J. D. Bernson
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ James A. Currie
James A. Currie

James A. Currie
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ Michael L. Dow
Michael L. Dow

Michael L. Dow
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ Terence F. Moore
Terence F. Moore

Terence F. Moore
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ Alan W. Ott
Alan W. Ott

Alan W. Ott
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 28, 2002	/s/ Frank P. Popoff
Frank P. Popoff

Frank P. Popoff
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 2, 2002	/s/ Lawrence A. Reed
Lawrence A. Reed

Lawrence A. Reed
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ Dan L. Smith
Dan L. Smith

Dan L. Smith
(Print Name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint Aloysius J. Oliver, David B. Ramaker and Lori A. Gwizdala,, and each of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued pursuant to the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary Directors, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 25, 2002	/s/ William S. Stavropoulos
William S. Stavropoulos

William S. Stavropoulos
(Print Name)